SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003 (October 22, 2003)

Pliant Corporation

(Exact name of registrant as specified in its charter)

Utah	333-40067	87-0496065
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1475 Woodfield Road, Suite 700

Schaumburg, Illinois 60173

(847) 969-3300

(Address and Telephone Number of Registrant’s Principal Executive Office)

ITEM 5.	OTHER EVENTS

On October 22, 2003, Harold Bevis was appointed as President and Chief Executive Officer of Pliant Corporation. Mr. Bevis was also elected as a member of the Board of Directors of Pliant Corporation.

Mr. Bevis replaces Ed Lapekas who has been the interim Chief Executive Officer of the Company since August 24, 2003. Mr. Lapekas will continue to serve as a member of the Board of Directors of Pliant Corporation.

A copy of the press release dated October 22, 2003 announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

Number	Description of Exhibits

99.1	Press Release dated October 22, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pliant Corporation

Dated: October 22, 2003	By:	/s/ Brian Johnson
Name: Brian Johnson Title: Vice President

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Press Release dated October 22, 2003.